Exhibit 99.2

NASDAQ: ABUS ARBUTUSBIO.COM ©2025 ARBUTUS BIOPHARMA, INC . Corporate Presentation November 13, 2025

©2025 ARBUTUS BIOPHARMA, INC . Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; Arbutus' strategy, future operations, clinical trials, and prospects ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the cost, timing and results of clinical development of Arbutus’ product candidates ; the potential of Arbutus' product candidates to improve upon the standard of care and lead to a functional cure for HBV ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the effectiveness and timeliness of clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : ongoing and anticipated clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; market shifts may require a change in strategic focus ; and risks related to the sufficiency of Arbutus’ cash resources . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . | 2

Arbutus Biopharma (ABUS) Overview



Focused on Developing a Functional Cure for Patients with Chronic Hepatitis B (cHBV)

Our team includes leaders with the deep scientific and development expertise needed to accelerate and strengthen our portfolio's path to market

cHBV Represents a Large Commercial Opportunity

~254M[1] people have cHBV, with current treatment options for most patients limited to lifelong non-curative therapy, representing a need for a finite curative regimen

Achieved Durable Viral Suppression with Imdusiran in Phase 2a, Including Multiple Functional Cures and Other Clinical Benefits

Phase 2a clinical trial data shows imdusiran provides meaningful reductions in HBsAg and HBV DNA, and leads to functional cure and discontinuation of therapy in some patients, while being generally safe and well-tolerated

Strong Financial Position

Cash and cash equivalents of $94M as of September 30, 2025

1. https://www.cdc.gov/hepatitis/global/index.html

HBV: Hepatitis B Virus | **HBsAg:** HBV Surface Antigen | **HBV DNA:** HBV Deoxyribonucleic Acid

©2025 ARBUTUS BIOPHARMA, INC.

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©2025 ARBUTUS BIOPHARMA, INC . Pipeline Overview | 4 cHBV Program Immunotherapy Program Imdusiran siRNA Therapeutic (Subcutaneous) AB - 101 PD - L1 Inhibitor (Oral) IM - PROVE I IM - PROVE II Imdusiran + PEG - IFNα + NA Therapy Imdusiran + nivolumab + NA Therapy + VTP - 300 AB - 101 - 001 AB - 101 in healthy volunteers & cHBV patients PHASE 01 PHASE 02 PHASE 03 PEG - IFNα: Pegylated Interferon Alfa - 2a | NA: Nucleos (t)ide Analogue | VTP - 300: Barinthus Biotherapeutics plc's Immunotherapeutic We are evaluating development plans for a Phase 2b clinical trial of imdusiran , including ways to accelerate the development

©2025 ARBUTUS BIOPHARMA, INC . cHBV is a Potentially Fatal Disease and Represents a Significant Worldwide Commercial Opportunity | 5 https://www.cdc.gov/hepatitis/global/index.html; https://www.who.int/news - room/fact - sheets/detail/hepatitis - b; https://www.hepb. org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/; https://my.clevelandclinic.org/health/diseases/21709 - hepatocellular - carcinoma - hcc Americas 5M Worldwide, approximately 254 million people are living with cHBV , and each year 1.2 million new HBV infections occur globally Approximately 254M People Living with cHBV Worldwide Europe 11M China & Western Pacific Asia 97M • In the U.S., up to 2.4 million people are infected with HBV • Infection rates in the U.S. are climbing; increases up to 450% in some states driven by opioid use Africa 65M • 1.1 million HBV - related deaths in 2022, mainly due to cirrhosis and Hepatocellular Carcinoma (HCC) • HBV is the major cause of HCC, which ranks as the world’s 3 rd deadliest cancer Eastern Mediterranean 15M Southeast Asia 61M cHBV poses a significant threat to global public health

©2025 ARBUTUS BIOPHARMA, INC . | 6 1. Cornberg M et al., J Hepatol 2020;72(3):539 - 557; 2. WHO HBV Guidelines, Geneva 2024; 3. Terrault N et al., AASLD HBV Guidance, Hepatology 2018; 67(4):1560 - 1599; 4. Morais E et al., Gastro Hep Advances 2023;2(7)992 - 1004 • Functional cure is defined as sustained HBsAg seroclearance and undetectable HBV DNA off all therapy for 24 weeks • HBsAg seroclearance is associated with reduction of disease progression 4 as measured by these clinical outcomes: 95% Confidence Interval (CI) Incidence Rate Ratio (IRR) Clinical Outcome 0.013 – 0.38 0.13 Hepatic Decompensation (HD) 0.11 – 0.53 0.27 Hepatocellular Carcinoma (HCC) 0.028 – 0.61 0.17 Liver - Related Mortality (LRM) 0.060 – 1.07 0.28 Cirrhosis LESS RISK MORE RISK Functional Cure Used as Primary Endpoint in Pivotal Trials of Novel HBV Therapies HBsAg Seroclearance is a Key Component of Functional Cure HBsAg Seroclearance Improves Clinical Outcomes Meta - Analysis of 50,354 cHBV patients 4 HBsAg Seroclearance : HBsAg levels below the lower limit of quantification, on at least 2 occasions at least 24 weeks apart HBsAg Seroclearance and Functional Cure 1 - 3

HBsAg Seroclearance & Functional Cure Rates Remain Low with Existing Treatments

Limited HBV Treatment Options

Only two classes of treatment: NA therapy and PEG-IFNα

- **NA therapy** suppresses viral replication and HBV DNA, but most patients require lifelong treatment
- **PEG-IFNα**[5] has a finite treatment duration but has serious neuropsychiatric, autoimmune, ischemic and infectious complications, and is poorly tolerated
  - An ~8% discontinuation rate in clinical trials[6,7]
  - Up to 26% discontinuation rate in the real-world[8]

HBsAg Seroclearance and Functional Cure Rates with Current Treatment Options

	Pegasys alfa-2a (PEG-IFNα)	Baraclude (ETV)	Viread (TDF)	Vemlidy (TAF)
Drug Class	Interferon	NA	NA	NA
Approved Duration	48-weeks	Chronic	Chronic	Chronic
Patients experiencing HBsAg Seroclearance	≤11% at 1 year	≤3% at 3 yrs	≤ 3% at 3 yrs	≤1% at 2 yrs
Functional Cure Rate	**3%-7% at 1 year[2]**	**~2% at 6 years[3]**	**~2% at 6 years[3]**	**~5% at 8 yrs[4]**

Adapted from AASLD 2018 Hepatitis B Guidance[1]

New treatments that markedly increase functional cure rates are urgently needed

1. Terrault N et al., Hepatology 2018; 67(4):1560-1599. ; 2. Hu P et al., J Clin Transl Hepatol 2018;6(1)25-34.; 3. Lee SK et al., Diagnostics 2024;14(5):495.; 4. Buti M et al., J Hepatol 2023;78 (Suppl 1):S67; 5.https://www.gene.com/patients/medicines/pegasys; 6. Marcellin P et al., NEJM 2004;351(12)1206-1217.; 7. van Zonneveld M et al., Aliment Pharmacol Ther 2005;21(9):1163-1171.; 8. Congly SE et al. Canadian Liver Journal 2023;6(3):305-313

The data above may be derived from different clinical trials at different points in time, with differences in trial design, treatment duration and patient populations. Head-to-head clinical trials may not have been conducted.

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©2025 ARBUTUS BIOPHARMA, INC. Imdusiran RNAi Therapeutic | 8

Imdusiran: siRNA Designed to Target HBV in the Liver

Pharmacologic Profile

- GalNAc-conjugated siRNA agent administered subcutaneously
- Efficient and specific ASGPR binding on liver cells
- Inhibits viral replication by silencing all HBV transcripts:
  - Lowers HBV DNA and HBV-derived antigens, including HBsAg
- Pan-genotypic activity across all evaluated HBV genotypes (A to E)1



Hepatocyte
ASGPR
Repeated cycles of imdusiran uptake
RISC Loading: Activation of HBV RNA cleavage machinery
N-acetylgalactosamine (GalNAc)
Removed Imdusiran Passenger Strand
RISC Cleavage
ASGPR recycling
Imdusiran uptake into hepatocyte via GalNAc ligand
HBV RNA cleaved from integrated HBV DNA and cccDNA reservoir
siRNA
Endosome
Nucleus
cccDNA
Integrated HBV DNA
Imdusiran siRNA release into cytosol

Created in https://BioRender.com

1. Espiritu C et al., Poster 1244, AASLD 2025.

GalNAc: N-Acetylgalactosamine | **siRNA:** Small Interfering Ribonucleic Acid | **ASGPR:** Asialoglycoprotein Receptor | **cccDNA:** Covalently Closed Circular DNA

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Imdusiran is Designed for Potential Best-In-Class Anti-HBV siRNA Properties

Significant Structural Differences Compared to Other HBV Targeting siRNA Candidates

- **Proprietary tetranary GalNAc** provides highly efficient liver-targeted uptake by ASGPR
- **Single trigger agent** with unique potency and enhanced durability vs other HBx-targeting siRNAs
- Optimized chemical modifications with **minimal 2' fluoro substitutions** to reduce off-target effects
- **Unique asymmetric siRNA duplex structure** (shorter passenger) enhances on-target potency and minimizes side effects

siRNA	# siRNA Targets	HBV Target	#2' Fluoro Mods
Imdusiran	1	All (HBx)	3(S), 3(AS)
Elebsiran	1	All (HBx)	4(S), 5(AS)
Daplusiran/ Tomligisiran	2	HBsAg ORF/HBx	3(S), 9(AS) for each siRNA
Xalnesiran	1	HBsAg ORF (no HBx)	7(s), 10(AS)


Arbutus BIOPHARMA
Imdusiran
VIR
Elebsiran*
GSK
Daplusiran*
mod
mod
GSK
Tomligisiran*
mod
mod
Roche
Xalnesiran*
Nicked
2'-O-Me
2' Fluoro
Glycol nucleic acid
Unmodified
Phosphorothioate (PS)
mod
Terminal modification
GalNAc Ligand

*USAN file numbers LM-78, KL-34, KL-171, LM-23

ORF: Open Reading Frame | **HBx:** HBV X Protein | **S:** Sense Strand | **AS:** Antisense Strand

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Imdusiran Development Summary

Study	Phase	Evaluable Patients	Population	Arms	Key Outcomes
AB-729-001	1a	12	Healthy Volunteers	SAD imdusiran at 60, 180, and 360 mg	• Single dose imdusiran was safe and well-tolerated in healthy volunteers
	1b	62	HBeAg positive/negative cHBV patients with baseline HBsAg levels from 261-25,345 IU/mL (mean: 1,977 IU/mL)	SAD 60, 90, 180 mg (n=21); MAD 60 mg Q4 or Q8 weeks (n=14) or MAD 90 mg Q8 or Q12 weeks (n=27) x 40 weeks	• SAD and MAD imdusiran well-tolerated in cHBV patients • Similar HBsAg decrease across various dosing intervals • 71% (44/62) of patients achieved HBsAg levels <100 IU/mL (from baseline HBsAg levels between 261-19,017 IU/mL (mean: 1,318 IU/mL) • 5% (3/62) of patients achieved HBsAg seroclearance (from baseline HBsAg levels between 545-600 IU/mL (mean: 576 IU/mL)
IM-PROVE I	2a	43	Virally suppressed HBeAg negative cHBV patients with baseline HBsAg levels from 48-5,109 IU/mL (mean: 962 IU/mL)	60 mg Q8 weeks for 24 weeks → 1 or 2 doses imdusiran plus PEG-IFNα x 12 weeks (n=25) or x24 weeks (n=18)	• 6 patients achieved functional cure [1] • Select key data from 12 patients in Cohort A1: ▪ 50% (3/6) of patients with baseline HBsAg <1000 IU/mL achieved functional cure ▪ Overall, 25% (3/12) of patients achieved functional cure • Additionally, a total of 10 patients who did not achieve a functional cure were able to discontinue and remain off NA therapy (from baseline HBsAg levels between 487-4,545 IU/mL (mean: 923 IU/mL)
IM-PROVE II	2a	62	HBeAg positive/negative cHBV patients with baseline HBsAg levels from 93-4,000 IU/mL (mean: 696 IU/mL)	60 mg Q8 weeks x24 weeks → VTP-300/placebo (n=40) or 60 mg Q8 weeks x24 weeks → VTP-300 ± low dose nivolumab (n=22)	• 2 patients achieved functional cure [2] • Select key data from 13 patients in Cohort C (VTP-300 + low-dose nivolumab): ▪ 25% (2/8) of patients with baseline HBsAg <1000 IU/mL achieved functional cure • Additionally, a total of 30 patients who did not achieve a functional cure were able to discontinue and remain off NA therapy (from baseline HBsAg levels between 93-3,200 IU/mL (mean: 493 IU/mL)

1. Yuen MF et al., Poster THU-260, EASL 2025; 2. Wong G et al., Poster LBP-020, EASL 2025

SAD: Single Ascending Dose| MAD: Multiple ascending dose | HBeAg: Hepatitis B e-Antigen

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©2025 ARBUTUS BIOPHARMA, INC . Imdusiran Potentially Demonstrates Best - In - Class Safety and Patient Convenience Generally Safe and Well - Tolerated in Over 250 Patients Who Have Received Imdusiran in Clinical Trials | 12 For patients receiving repeat doses of imdusiran in our clinical trials: • There were no related SAEs reported and no safety - related discontinuations • The most common laboratory abnormality was ALT elevation (6%; majority Grade 1 or 2), which returned to baseline values in all instances 1 o Occurred in association with decreasing levels of HBsAg and/or markers of immune activation • Patients were dosed in intervals of 4, 8 or 12 weeks, which optimizes convenience 1. Varughese et al., Poster 1160, AASLD 2025 *Includes 49 patients dosed with imdusiran in Assembly Biosciences, Inc.'s A Study Evaluating Treatment Regimens Containing Vebicorvir (ABI - H0731) in Participants With Chronic Hepatitis B Infection ALT: Alanine Aminotransferase

©2025 ARBUTUS BIOPHARMA, INC . AB - 729 - 001: A Phase 1a/1b Open - Label, Multi - Center Clinical Trial | 13 Imdusiran alone or in combination with NA therapy over multiple dose levels and durations Part 1: SAD Healthy Volunteers Part 2: SAD in cHBV Patients Part 3: MAD in cHBV Patients Part 1: (n=6/cohort, 2:1 P lacebo :Active) Part 2: (n=7 - 8/cohort, open - label) Part 3: (n=7 - 8/cohort, open - label) Dose 1 (60 mg) Dose 2 (180 mg) Dose 3 (360 mg) Cohort A: 180 mg HBV DNA - Cohort B: 60 mg HBV DNA - Cohort C: 90 mg HBV DNA - Cohort D: 90 mg HBV DNA + Cohort E1: 60 mg Q4W HBV DNA - Cohort F: 60 mg Q8W HBV DNA - Cohort G: 90 mg Q8W + TDF HBV DNA + Cohort I: 90 mg Q8W HBV DNA - Cohort J: 90 mg Q12W HBV DNA - Cohort K1: 90 mg Q12W HBV DNA - TDF: Tenofovir Disoproxil Fumarate (NA therapy)

©2025 ARBUTUS BIOPHARMA, INC . AB - 729 - 001/Phase 1b: Robust HBsAg Decreases with Imdusiran HBsAg Seroclearance Achieved  | 14 Key Outcomes • Imdusiran was well - tolerated with no drug - related SAEs or discontinuations due to related AEs at all dose levels and durations • HBsAg reduction was observed in all patients, regardless of baseline HBsAg levels, HBV DNA +/ - status and HBeAg +/ - status ▪ 44/62 (71%) patients achieved HBsAg <100 IU/mL* (from baseline HBsAg levels between 261 - 19,017 IU/mL; mean: 1,318 IU/mL) ▪ 3/62 (5%) patients achieved HBsAg seroclearance (from baseline HBsAg levels between 545 - 600 IU/mL; mean: 576 IU/mL) • 5/9 (56%) of patients that elected to discontinue NA therapy remained off all therapy for at least three years (from baseline HBsAg levels between 277 - 6,765 IU/mL; mean: 1,316 IU/mL) 44 Patients Achieved HBsAg <100 IU/mL Across SAD and MAD cHBV Cohorts SAE : Serious Adverse Event | AE : Adverse Event *HBsAg <100 IU/mL is part of the criteria for NA therapy discontinuation because patients below that level have a lower risk of clinical relapse after stopping NA therapy

©2025 ARBUTUS BIOPHARMA, INC . AB - 729 - 001/Phase 1b: Multiple Ascending Dose Arms See Robust HBsAg Decreases Across All HBsAg Baseline Levels, HBeAg +/ - Status and HBV DNA +/ - Status  | 15 Phase 1b Part 3 MAD – Repeat Dosing in cHBV Patients Mean ( ± Standard Error) Log 10 HBsAg Decrease • Across all cohorts, HBsAg mean decrease was 99% ( - 2.0 log) after imdusiran dosing up to week 48 (from mean baseline HBsAg of 2,248 IU/mL) ▪ 33/41 (80%) patients achieved HBsAg <100 IU/mL (from baseline HBsAg levels between 309 - 19,017 IU/mL; mean: 1,754 IU/mL) ▪ 3/41 (7%) patients achieved HBsAg seroclearance (from baseline HBsAg levels between 545 - 600 IU/mL; mean: 576 IU/mL) • The majority of HBsAg decrease occurred within the initial 12 weeks of dosing • In HBeAg+ patients, HBsAg levels continued to decline after week 24 Key Outcomes From Phase 1b Part 3 MAD

©2025 ARBUTUS BIOPHARMA, INC . Imdusiran Mediates Dose Dependent HBeAg Decline in HBeAg+ Patients, Who Typically Have Very Active Disease and Poor Clinical Outcomes | 16 Key Outcomes 30 HBeAg+ patients received imdusiran in Phase 1a/1b and IM - PROVE II clinical trials : • HBeAg decreased in all patients in a dose - dependent manner • Larger HBeAg declines were observed in patients with higher baseline HBeAg levels • Reflects suppression of viral replication and a shift toward immune control of HBV infection HBeAg+ patients had baseline HBsAg levels of 140 - 18,605 IU/mL (mean 1,752 IU/mL), with similar HBsAg declines as seen in HBeAg - patients after receiving imdusiran : • One IM - PROVE II HBeAg+ patient who received imdusiran only (no VTP - 300 or nivolumab) also achieved HBsAg seroclearance Mean ( ± Standard Error) Log 10 HBeAg Decrease 0 8 16 24 32 40 48 -1.5 -1.0 -0.5 0.0 WeekH B e A g ( L o g 1 0 C h a n g e f r o m B a s e l i n e ) 60 mg Q8W (N=19) 90 mg Q8W or Q12W (N=10) 180 mg single dose (N=1)

©2025 ARBUTUS BIOPHARMA, INC . Imdusiran Demonstrates Steep and Durable Declines in HBV DNA With NA Therapy, Achieves Full HBV DNA Suppression Significantly Faster Than NA Therapy Alone  | 17 Mean ( ± Standard Error) HBV DNA Decrease In Phase 1b HBV DNA+ patients not on NA therapy (baseline HBV DNA of 1,220 - 360,560 IU/mL), a single dose of imdusiran dose resulted in a mean 88% decline in HBV DNA • Durable HBV DNA suppression through 48 weeks In Phase 1b HBV DNA+ patients starting NA therapy with repeat dosing of imdusiran (baseline HBV DNA of 560 - 212,490 IU/mL): • By Week 18, 100% of patients had HBV DNA levels below quantification Key Outcomes 1. Buti M et al, Lancet GI and Hep 2016 The data above is derived from different clinical trials at different points in time, with differences in trial design, treat men t duration and patient populations. No head - to - head clinical trials have been conducted. Arbutus trial HBV DNA assay had 10 IU/mL as limit of quantification. TDF/TAF trial had HBV DNA assay had 29 IU/mL as limit of quantification. With NA therapy alone (TDF/TAF), it takes 48 weeks to achieve HBV DNA levels below quantification in 93 - 94% of patients 1 B a s e l i n e W e e k 1 8 W e e k 4 8 B a s e l i n e W e e k 1 8 W e e k 4 8 0 50,000 100,000 150,000 200,000 H B V D N A ( I U / m L ) 90 mg Single Dose w/o NA (N=5) 90 mg Q8W w/ NA (N=7)

IM-PROVE I: A Phase 2a Open-Label, Multi-Center Clinical Trial of Imdusiran and PEG-IFNα

Imdusiran in combination with ongoing NA therapy and short courses of PEG-IFNα



Imdusiran 4 doses
60 mg Q8W
(n=43) HBeAg-
Randomize
A1: Imdusiran x2 doses + PEG-IFNα x24 weeks (n=12)
A2: PEG-IFNα x24 weeks (n=13)
B1: Imdusiran x1 dose + PEG-IFNα x12 weeks (n=8)
B2: PEG-IFNα x12 weeks (n=10)
NA only Follow-up 24 weeks
Off Therapy Follow-up 24-48 weeks
NA only Follow-up 24 weeks
Off Therapy Follow-up 24-48 weeks
NA therapy
Weeks 1 24 28 40 52 64 76

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IM-PROVE I[1]: 37% of Patients Either Achieved Functional Cure or Were Able to Discontinue NA Therapy With Imdusiran at 60 mg

	Treatment regimen*	Functional Cure	NA Therapy Discontinuation	Total Functional Cure and NA Therapy Discontinuation
Cohort A1	Imdusiran (60 mg) x6 doses + PEG-IFNα x24 weeks	3	5	8/12 (67%)
Cohort A2	Imdusiran (60 mg) x4 doses + PEG-IFNα x24 weeks	2		2/13 (15%)
Cohort B1	Imdusiran (60 mg) x5 doses + PEG-IFNα x12 weeks		2	2/8 (25%)
Cohort B2	Imdusiran (60 mg) x4 doses + PEG-IFNα x12 weeks	1	3	4/10 (40%)
Total		6	10	16/43 (37%)

*All patients were on NA background therapy

© 2025 ARBUTUS BIOPHARMA, INC.

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IM-PROVE I: Imdusiran (60mg) Achieves Functional Cure with Only Half the Approved Duration of PEG-IFNα Therapy (24 vs. 48 Weeks)

Imdusiran plus 24 weeks of PEG-IFNα was generally safe and well-tolerated – no SAEs; no AEs leading to discontinuation

- Absence of SAEs/AEs leading to discontinuation contrasts with known poor tolerability of 48 weeks of PEG-IFNα[3]



Imdusiran + PEG-IFNα x 24 weeks
(Phase 2a IM-PROVE I[1])
50%
3/6
Baseline
HBsAg <1,000 IU/ml
25.0%
3/12
All
Elebsiran + Tobevibart + PEG-IFNα x 48 weeks
(MARCH Study[2])
15.4%
2/13
Baseline
HBsAg <1,000 IU/ml
10.0%
3/30
All

*PEG-IFNα approved duration of therapy is 48 weeks

1. Yuen MF et al., Poster 5036 Cohort A1, AASLD 2024; 2. Gane E et al., Presentation GS-010, EASL 2025; https://investors.vir.bio/news/news-details/2025/Vir-Biotechnology-Announces-Preliminary-24-Week-Post-End-of-Treatment-Data-for-Tobevibart-and-Elebsiran-Combinations-in-Chronic-Hepatitis-B-From-the-MARCH-Study/default.aspx; 3. https://www.gene.com/patients/medicines/pegasys;

The data above is derived from different clinical trials at different points in time, with differences in trial design, treatment duration and patient populations. No head-to-head clinical trials have been conducted.

©2025 ARBUTUS BIOPHARMA, INC.

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©2025 ARBUTUS BIOPHARMA, INC . IM - PROVE II: A Phase 2a Multi - Center Clinical Trial of Imdusiran Plus Immunotherapeutics | 21 Imdusiran in combination with ongoing NA therapy followed by immunotherapeutics Group B : VTP - 300 placebo (n=20) Weeks 1 Imdusiran x 4 doses 60mg Q8W (n=40) Imdusiran x 4 doses 6 0 mg Q8W (n=22) Weeks 1 24 Off Therapy Follow - up x24 - 48 weeks Randomize All: Ongoing NA therapy All: Ongoing NA therapy 24 48 48 Off Therapy Follow - up x24 - 48 weeks Group A : VTP - 300 (n=20) Group C: VTP - 300 with low dose nivolumab (n=13) or no nivolumab (n=9)

IM-PROVE II: A Combination of Imdusiran (60mg) and a PD-1 Inhibitor Achieved Functional Cures

An imdusiran-based combination can achieve functional cure without PEG-IFNα

- Imdusiran again demonstrated rapid and deep HBsAg declines in patients on background NA therapy
- 3/13 patients (**23%**) achieved HBsAg seroclearance after imdusiran treatment with immunotherapeutics
  - 2/13 (**15%**) of those patients achieved functional cure, both of whom had baseline HBsAg <1,000 IU/mL



End of Tx
End of Study
Imdusiran x4 doses
VTP-300 or placebo
VTP-300 or placebo; +/- low dose nivolumab
Mean (SE) Log10 Change from Baseline in HBsAg (IU/mL)
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
VTP-300
VTP-300 placebo
VTP-300, no nivolumab
VTP-300, low dose nivolumab
0 8 16 24 32 40 48 56 64 72 80 88 96
Time, weeks
Group A: Imdusiran + VTP-300
Group B: Imdusiran + VTP-300 placebo
Group C: Imdusiran + VTP-300, no nivolumab
Group C: Imdusiran + VTP-300 + nivolumab

*All patients were on NA background therapy

Wong G et al., Poster 5025, AASLD 2024; Agarwal K et al., Oral Presentation 505, EASL 2024; Wong G et al., Late Breaker Poster 020, EASL 2025

VTP-300 = investigational HBV immunotherapeutic with 2 components: a chimpanzee adenoviral vector (ChAdOx1-HBV) and a modified vaccinia Ankara (MVA-HBV), both encoding the full-length polymerase, core, and the entire surface antigen from a consensus genotype C HBV; https://www.barinthusbio.com/pipeline/infectious-diseases/

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IM-PROVE II: 52% of Patients Either Achieved Functional Cure or Were Able to Discontinue NA Therapy With Imdusiran at 60 mg

	Treatment regimen*	Total Functional Cure and NA Therapy Discontinuation (48 weeks)	
Group A	Imdusiran (60mg) x4 doses + VTP-300	13	13/20 (65%)
Group B	Imdusiran (60mg) x4 doses + Placebo	6	6/20 (30%)
Group C	Imdusiran (60mg) x4 doses + VTP-300 + No Nivolumab	5	5/9 (56%)
	Imdusiran (60mg) x4 doses + VTP-300 + Low-dose Nivolumab	2 6	8/13 (62%)
Total		2 30	32/62 (52%)

30% of patients treated with imdusiran alone (Group B) were able to discontinue NA therapy after just 4 doses of imdusiran

*All patients were on NA background therapy

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©2025 ARBUTUS BIOPHARMA, INC . Imdusiran Demonstrates Remarkable Durability of Clinical Benefits in Long - Term Follow - Up | 24 Functional Cure Off NA Therapy • 17/18 ( 94% ) patients who stopped NA therapy in IM - PROVE I & II remain off NA therapy through up to 109 weeks of follow - up (>2 years) ▪ 7/8 ( 88% ) patients maintained functional cure, with the patient who lost functional cure continuing to remain off NA therapy ▪ 9/10 ( 90% ) patients without functional cure who entered long - term follow - up after discontinuing NA therapy remained off NA therapy • All 8 patients who achieved functional cure continue to have HBV DNA levels below quantification Lost functional cure after week 37, but remains off NA Restarted NA at week 73 Imdusiran Durability Week 0: Met criteria for NA Discontinuation

©2025 ARBUTUS BIOPHARMA, INC . | 25 *The data above is derived from different clinical trials at different points in time, with differences in trial design, trea tme nt duration and patient populations. No head - to - head clinical trials have been conducted. Imdusiran has the Potential to Set a New Benchmark in cHBV Treatment • Well - tolerated in over 250 patients who have received imdusiran across clinical trials. For patients receiving repeat doses of Imdusiran : ▪ No related SAEs reported and no safety - related discontinuations ▪ Low incidence of ALT (6%; majority Grade 1 or 2), which resolved and occurred in association with decreasing levels of HBsAg and/or markers of immune activation • Long dosing intervals (4, 8 or 12 weeks) are more convenient and preferable for patients • Mediates robust HBsAg decreases across all HBsAg baseline levels, HBeAg +/ - status and HBV DNA +/ - status ▪ 46% (48/105) of all Phase 2a patients achieved functional cure or discontinued NA therapy • Demonstrates steep and durable declines in HBV DNA and, with NA therapy, achieves full HBV DNA suppression significantly faster than NA therapy alone* ▪ All 8 patients who achieved functional cure in Phase 2a continue to have HBV DNA levels below quantification • Remarkable durability observed in long - term follow - up ▪ 88% of functional cure patients and 90% of NA therapy discontinuation patients from Phase 2a trials continue to maintain clinical benefits for up to 109 weeks (>2 years), with ongoing follow - up ▪ 56% (5/9) of Phase 1b patients ( imdusiran + NA therapy) who elected to discontinue NA therapy remained off all therapy for at least 3 years

©2025 ARBUTUS BIOPHARMA, INC. AB - 101 Oral PD - L1 Checkpoint Inhibitor | 26

AB-101: A Differentiated Oral PD-L1 Inhibitor Designed for Safety

Differentiated Approach with Potentially Superior Safety Profile*

Oral small molecule advantage: Convenient once-daily oral dosing vs IV-administered mAb checkpoint inhibitors

Designed for safety: Preclinical data with favorable liver distribution & FIH-confirmed safety profile

Clinical differentiation: More favorable ir-AE profile vs mAb

Validated Mechanism of Action and Potent Activity

Potent target engagement: Disrupts PD-1/PD-L1 interaction at sub-nanomolar concentrations

Robust, mAb-comparable activity: In preclinical models, once-daily dosing demonstrated activity comparable to established PD-L1 mAb atezolizumab

De-risked Human Proof-of-Concept

Confirmed target engagement in humans: Clear, dose-dependent PD-L1 receptor occupancy, maximal (100%) at 40 mg dose

Optimal PK for once-daily dosing: Half-life of ~20 hrs supports engagement over 24 hrs

Strong safety & tolerability profile: Well-tolerated in single and multiple dosing (up to 28 days); no SAEs in ongoing FIH study

Thi EP et al., Poster THU254, EASL 2025; Gane E et al., Poster THU248, EASL 2025; Gane E et al., Poster 1123, AASLD 2025.

***The data above is derived from different clinical trials at different points in time, with differences in trial design, treatment duration and patient populations. No head-to-head clinical trials have been conducted.**

PD-1: Programmed cell death protein 1 | **PD-L1:** Programmed death ligand protein 1 | **Ab:** Antibody | **mAb:** Monoclonal antibody | **FIH:** First in human | **ir-AE:** Immune-Related Adverse Event

©2025 ARBUTUS BIOPHARMA, INC.

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©2025 ARBUTUS BIOPHARMA, INC . Mechanism of Action for AB - 101 | 28 Created in https://BioRender.com

©2025 ARBUTUS BIOPHARMA, INC . AB - 101: A First - in - Human Phase 1a/1b Clinical Trial | 29 Parts 1 & 2: Healthy Volunteers Part 3: cHBV Patients Part 1: SAD (n=8/cohort – 6:2) Part 2: MAD (n=10/cohort – 8:2) Part 3: cHBV Patients (n=12/cohort – 10:2) Virally suppressed 1A: 1 mg 1B: 3 mg 1C: 10 mg 1D: 25 mg 1E: 40 mg 2A: 10 mg QD x 7d 2B: 25 mg QD x 7d 2C: 40 mg QD x 7d 3A: 10 mg QD x 28d Cohort 3B: Ongoing

Over 80% of Patients Reached Full PD-L1 Occupancy with AB-101 at 40mg

Key Results

- Receptor occupancy increased in a dose-dependent manner
- Across SAD and MAD cohorts, 11 of 13 (84.6%) evaluable healthy subjects receiving single or multiple **40mg doses of AB-101 achieved complete (100%) receptor occupancy**
- No evidence of receptor occupancy accumulation was observed with repeated dosing

Dose-Dependent Target Engagement From 10mg to 40mg Doses



SAD in HS
MAD in HS daily x 7 days
MAD CHB daily x 28 days
% PD-L1 Receptor Occupancy
100
75
50
25
0
Placebo
1A 1 mg
1B 3 mg
1C 10 mg
1D 25 mg
1E 40 mg
2A 10 mg
2B 25 mg
2C 40 mg
3A 10 mg
3B 30 mg

Thi EP et al., Poster THU254, EASL 2025; Gane E et al., Poster THU248, EASL 2025; Gane E et al., Poster 1123, AASLD 2025.

HV: Healthy volunteer

©2025 ARBUTUS BIOPHARMA, INC.

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©2025 ARBUTUS BIOPHARMA, INC . Oral AB - 101 is Well - Absorbed with Pharmacokinetics (PK) Supporting Once Daily Dosing | 31 AB - 101 PK in Healthy Volunteers Oral Once Daily Dosing for 7 Days Attractive PK Profile in Healthy Volunteers Administered Oral AB - 101 • AB - 101 appeared rapidly in plasma following oral dosing ▪ Maximum AB - 101 concentrations achieved at 1 - 3 hours post - dose • Terminal half - life >20 hours at doses ≥25 mg supports once - daily dosing ▪ A single 40 mg oral dose resulted in a mean half - life of 21.6 hours and complete (100%) PD - L1 receptor occupancy • Well tolerated in >50 participants in ongoing Phase ථ 1 study Gane E et al., Poster THU248 , EASL 2025 Day 1 Day 7

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